SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
March 4, 2009

ATLANTIC EXPRESS TRANSPORTATION CORP.
(Exact Name of Registrant as Specified in Charter)

NEW YORK (State or Other Jurisdiction of Incorporation)	0-24247 (Commission File Number)	13-392-4567 (IRS Employer Identification No.)

7 NORTH STREET STATEN ISLAND, NEW YORK 10302-1205
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:  (718) 442-7000

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By a letter dated March 4, 2009, Matthew Kaufman resigned from the Board of Directors of Atlantic Express Transportation Corp., which letter stated that the resignation is effective as of January 12, 2009. The resignation of Mr. Kaufman was not a result of any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2009

ATLANTIC EXPRESS TRANSPORTATION CORP.

By:	/s/ Domenic Gatto
Name: Domenic Gatto
Title: Chief Executive Officer